MDU RESOURCES GROUP, INC.
GROUP GENIUS INNOVATION PLAN

Article 1.                      Establishment, Purpose and Duration

1.1           Establishment of the Plan.  MDU Resources Group, Inc., a Delaware corporation (hereinafter referred to as the "Company"), hereby establishes an incentive plan for employees,  to be known as the "MDU Resources Group, Inc. Group Genius Innovation Plan" (hereinafter referred to as the "Plan"), as set forth in this document.  The Plan permits the grant of nonqualified stock options (NQSOs), stock appreciation rights (SARs), restricted stock, restricted stock units, performance units, performance stock and other awards.

The Plan shall become effective on May 17, 2001 (the "Effective Date") and shall remain in effect as provided in Section 1.3 herein.

1.2           Purpose of the Plan.  The purpose of the Plan is to encourage employees to share ideas for new business directions for the Company and to reward them when the idea becomes profitable.

1.3           Duration of the Plan.  The Plan shall commence on the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Article 13 herein, until all Stock subject to it shall have been purchased or acquired according to the Plan's provisions.

Article 2.                      Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below and, when such meaning is intended, the initial letter of the word is capitalized:

2.1           “Award” means, individually or collectively, a grant under the Plan of NQSOs, SARs, Restricted Stock, Restricted Stock Units, Performance Units, Performance Stock or any other type of award permitted under Article 10 of the Plan.

2.2           “Award Agreement” means an agreement entered into by each Participant and the Company, setting forth the terms and provisions applicable to an Award granted to a Participant under the Plan.

2.3           “Base Value” of an SAR shall have the meaning set forth in Section 7.1 herein.

2.4           “Board” or “Board of Directors” means the Board of Directors of the Company.

2.5           A “Change in Control” shall mean:

(a)   The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this Section 2.5; or

(b)   Individuals who, as of May 17, 2001, which is the effective date of the Plan, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(c)   Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no

Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(d)   Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

For avoidance of doubt, unless otherwise determined by the Board, the sale of a subsidiary, operating entity or business unit of the Company shall not constitute a Change in Control for purposes of this Agreement.

2.6           “Code” means the Internal Revenue Code of 1986, as amended from time to time.

2.7           “Committee “ means the committee, as specified in Article 3, appointed by the Board to administer the Plan with respect to Awards.

2.8           “Company” means MDU Resources Group, Inc., a Delaware corporation, or any successor thereto as provided in Article 15 herein.

2.9           “Director” means any individual who is a member of the Board of Directors of the Company.

2.10           “Disability” means "permanent and total disability" as defined under Section 22(e)(3) of the Code.

2.11           “Dividend Equivalent” means, with respect to Stock subject to an Award, a right to be paid an amount equal to dividends declared on an equal number of outstanding shares of Stock.

2.12           “Eligible Employee” means an Employee who is eligible to participate in the Plan, as set forth in Section 5.1 herein.

2.13           “Employee” means (i) any full-time or regularly-scheduled part-time employee of the Company or a Subsidiary or (ii) any bargaining unit employee covered by a collective bargaining agreement to which the Company or any of its Subsidiaries is a party.  Directors who are not otherwise employed by the Company or a Subsidiary shall not be considered Employees for purposes of the Plan.  For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Subsidiaries (or between Subsidiaries) shall not be deemed a termination of employment.

2.14           “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.15           “Exercise Period” means the period during which an SAR or Option is exercisable, as set forth in the related Award Agreement.

2.16           “Fair Market Value” means the average of the high and low sale prices as reported in the consolidated transaction reporting system, or, if there was no such sale on the relevant date, then on the last previous day on which a sale was reported.

2.17           “Freestanding SAR” means an SAR that is granted independently of any Option.

2.18           “Nonqualified Stock Option” or “NQSO” means an option to purchase Stock, granted under Article 6 herein, which is not intended to be an incentive stock option under Section 422 of the Code.

2.19           “Option” means a Nonqualified Stock Option.

2.20           “Option Exercise Price” means the price at which Stock may be purchased by a Participant pursuant to an Option, as determined by the Committee and set forth in the Option Award Agreement.

2.21           “Participant” means an Eligible Employee who has outstanding an Award granted under the Plan.

2.22           “Performance Period” means the time period during which Performance Unit/Performance Stock performance goals must be met.

2.23           “Performance Stock” means an Award described in Article 9 herein.

2.24           “Performance Unit” means an Award described in Article 9 herein.

2.25           “Period of Restriction” means the period during which the transfer of Restricted Stock or Restricted Stock Units is limited in some way, as provided in Article 8 herein.

2.26           “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act, as used in Sections 13(d) and 14(d) thereof, including usage in the definition of a "group" in Section 13(d) thereof.

2.27           “Plan” means the MDU Resources Group, Inc. Group Genius Innovation Plan.

2.28           “Restricted Stock” means an Award described in Article 8 herein.

2.29           “Restricted Stock Unit” means an Award described in Article 8 herein.

2.30           “Securities Act” means the Securities Act of 1933, as amended.

2.31           “Stock” means the common stock, $1.00 par value, of the Company.

2.32           “Stock Appreciation Right” or “SAR” means a right, granted alone or in connection with a related Option, designated as an SAR, to receive a payment on the day the right is exercised, pursuant to the terms of Article 7 herein. Each SAR shall be denominated in terms of one share of Stock.

2.33           “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of the corporations other than the last corporation in the chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.34           “Tandem SAR” means an SAR that is granted in connection with a related Option, the exercise of which shall require forfeiture of the right to purchase a share of Stock under the related Option (and when a share of Stock is purchased under the Option, the Tandem SAR shall be similarly canceled).

Article 3.                      Administration

3.1           The Committee.  The Plan shall be administered by the Compensation Committee or by any other committee (the "Committee") appointed from time to time by, and shall serve at the discretion of, the Board of Directors.

3.2           Authority of the Committee.  The Committee shall have full power except as limited by law, the Articles of Incorporation or the Bylaws of the Company, subject to such other restricting limitations or directions as may be imposed by the Board and subject to the provisions herein, to determine the Eligible Employees to receive Awards; to determine the size and types of Awards; to determine the terms and conditions of such Awards; to construe and interpret the Plan and any agreement or instrument entered into under the Plan; to establish, amend or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 13 herein) to amend the terms and conditions of any outstanding Award.  Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan.  As permitted by law, the Committee may delegate its authorities as identified hereunder.

3.3           Restrictions on Distribution of Stock and Stock Transferability.  Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any Stock or benefits under the Plan unless such delivery would comply with all applicable laws (including, without limitation, the Securities Act) and applicable requirements of any securities exchange or similar entity and unless the Participant’s tax obligations have been satisfied as set forth in Article 14.  The Committee may impose such restrictions on any Stock acquired pursuant to Awards under the Plan as it may deem advisable, including, without limitation, restrictions to comply with applicable Federal securities laws, with the requirements of any stock exchange or market upon which such Stock is then listed and/or traded and with any blue sky or state securities laws applicable to such Stock.

3.4           Decisions Binding.  All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders, Employees, Participants and their estates and beneficiaries.

3.5           Costs.  The Company shall pay all costs of administration of the Plan.

Article 4.                      Stock Subject to the Plan

4.1           Number of Shares of Stock.  Subject to Section 4.2 herein, the maximum number shares of Stock available for grant under the Plan shall be 223,150.  Stock underlying lapsed or forfeited Awards, or Awards that are not paid in Stock, may be reused for other Awards.  Stock granted pursuant to the Plan may be (i) authorized but unissued shares of Stock, (ii) treasury Stock or (iii) Stock purchased on the open market.

4.2           Adjustments in Authorized Stock and Awards.  In the event of any equity restructuring such as a stock dividend, stock split, spinoff, rights offering or recapitalization through a large, nonrecurring cash dividend, the Committee shall cause an equitable adjustment to be made (i) in the number and kind of shares of Stock that may be delivered under the Plan and (ii) with respect to outstanding Awards, in the number and kind of shares of Stock subject to outstanding Awards, the Option Exercise Price, Base Value or other price of shares of Stock subject to outstanding Awards, any performance goals relating to shares of Stock, the market price of Shares, or per-Share results, and other terms and conditions of outstanding Awards, in the case of (i) and (ii) to prevent dilution or enlargement of rights.  In the event of any other change in corporate capitalization, such as a merger, consolidation or liquidation, the Committee may, in its sole discretion, cause an equitable adjustment as described in the foregoing sentence to be made to prevent dilution or enlargement of rights.  The number of shares of Stock subject to any Award shall always be rounded down to a whole number when adjustments are made pursuant to this Section 4.2.  Adjustments made by the Committee pursuant to this Section 4.2 shall be final, binding and conclusive.

Article 5.                      Eligibility and Participation

5.1           Eligibility.  Persons eligible to participate in the Plan ("Eligible Employees") include all Employees except officers and directors, as determined by the Committee.

5.2           Actual Participation.  Subject to the provisions of the Plan, the Committee may, from time to time, select from all Eligible Employees those to whom Awards shall be granted.

Article 6.                      Stock Options

6.1           Grant of Options.  Subject to the terms and conditions of the Plan, Options may be granted to an Eligible Employee at any time and from time to time, as shall be determined by the Committee.

The Committee shall have complete discretion in determining the number of shares of Stock subject to Options granted to each Eligible Employee (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such Options.

6.2           Option Award Agreement.  Each Option grant shall be evidenced by an Option Award Agreement that shall specify the Option Exercise Price, the term of the Option, the number of shares of Stock to which the Option pertains, the Exercise Period and such other provisions as the Committee shall determine, including but not limited to any rights to Dividend Equivalents.

6.3           Exercise of and Payment for Options.  Options granted under the Plan shall be exercisable at such times and shall be subject to such restrictions and conditions as the Committee shall in each instance approve.

A Participant may exercise an Option at any time during the Exercise Period. Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of shares of Stock with respect to which the Option is to be exercised, accompanied by provision for full payment for the Stock.

The Committee shall have the authority to establish procedures for payment upon the exercise of Options, which may include, in the Committee's sole discretion, payment  (a) in cash or its equivalent, (b) by tendering previously acquired shares of Stock having an aggregate Fair Market Value at the time of exercise equal to the total Option Exercise Price (provided that the Stock that is tendered must have been held by the Participant for at least six (6) months prior to its tender), (c) by broker-assisted cashless exercise or (d) by a combination of (a), (b) and/or (c).

6.4           Termination.  Each Option Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant's employment with the Company and its Subsidiaries.  Such provisions shall be determined in the sole discretion of the Committee (subject to applicable law), shall be included in the Option Award Agreement entered into with Participants, need not be uniform among all Options granted pursuant to the Plan or among Participants and may reflect distinctions based on the reasons for termination.

6.5           Transferability of Options.  Except as otherwise determined by the Committee, all Options granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant, and no Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

Article 7.                      Stock Appreciation Rights

7.1           Grant of SARs.  Subject to the terms and conditions of the Plan, an SAR may be granted to an Eligible Employee at any time and from time to time as shall be determined by the Committee.  The Committee may grant Freestanding SARs, Tandem SARs or any combination of these forms of SARs.

The Committee shall have complete discretion in determining the number of SARs granted to each Eligible Employee (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

The Base Value of a Freestanding SAR shall equal the Fair Market Value of a share of Stock on the date of grant of the SAR. The Base Value of Tandem SARs shall equal the Option Exercise Price of the related Option.

7.2           SAR Award Agreement.  Each SAR grant shall be evidenced by an SAR Award Agreement that shall specify the number of SARs granted, the Base Value, the term of the SAR, the Exercise Period and such other provisions as the Committee shall determine.

7.3           Exercise and Payment of SARs.  Tandem SARs may be exercised for all or part of the Stock subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option.  A Tandem SAR may be exercised only with respect to the Stock for which its related Option is then exercisable.

Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

A Participant may exercise an SAR at any time during the Exercise Period.  SARs shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of

SARs being exercised.  Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount equal to the product of:

(a)	the excess of (i) the Fair Market Value of a share of Stock on the date of exercise over (ii) the Base Value multiplied by

(b)	the number of shares of Stock with respect to which the SAR is exercised.

At the sole discretion of the Committee, the payment to the Participant upon SAR exercise may be in cash, in Stock of equivalent value or in some combination thereof.

7.4           Termination.  Each SAR Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant's employment with the Company and its Subsidiaries.  Such provisions shall be determined in the sole discretion of the Committee, shall be included in the SAR Award Agreement entered into with Participants, need not be uniform among all SARs granted pursuant to the Plan or among Participants and may reflect distinctions based on the reasons for termination.

7.5           Transferability of SARs.  Except as otherwise determined by the Committee, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or his or her legal representative, and no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

Article 8.                      Restricted Stock and Restricted Stock Units

8.1           Grant of Restricted Stock and Restricted Stock Units.  Subject to the terms and conditions of the Plan, Restricted Stock and/or Restricted Stock Units may be granted to an Eligible Employee at any time and from time to time, as shall be determined by the Committee.

The Committee shall have complete discretion in determining the number of shares of Restricted Stock and/or Restricted Stock Units granted to each Eligible Employee (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such Awards.

8.2           Restricted Stock/Restricted Stock Unit Award Agreement.  Each grant of Restricted Stock and/or Restricted Stock Units grant shall be evidenced by a Restricted Stock and/or Restricted Stock Unit Award Agreement that shall specify the number of shares of Restricted Stock and/or Restricted Stock Units granted, the initial value (if applicable), the Period or Periods of Restriction, and such other provisions as the Committee shall determine.

8.3           Transferability.  Except as otherwise determined by the Committee, during the applicable Period of Restriction, a Participant's rights with respect to the Restricted Stock and Restricted Stock Units granted under the Plan shall be available during the Participant's  lifetime only to such Participant or the Participant's legal representative, and Restricted Stock and Restricted Stock Units may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated other than by will or by the laws of descent and distribution.

8.4           Certificates.  No certificates representing Stock shall be issued to a Participant until such time as all restrictions applicable to such Stock have been satisfied.

8.5           Removal of Restrictions.  Restricted Stock shall become freely transferable by the Participant after the last day of the Period of Restriction applicable thereto.  Once Restricted Stock is released from the restrictions, the Participant shall be entitled to receive a certificate.  Payment of Restricted Stock Units shall be made after the last day of the Period of Restriction applicable thereto.  The Committee, in its sole discretion, may pay Restricted Stock Units in cash or in Stock (or in a combination thereof), which has an aggregate Fair Market Value equal to the value of the Restricted Stock Units.

8.6           Voting Rights.  During the Period of Restriction, Participants may exercise full voting rights with respect to the Restricted Stock.

8.7           Dividends and Other Distributions.  Subject to the Committee's right to determine otherwise at the time of grant, during the Period of Restriction, Participants shall receive all regular cash dividends paid with respect to the Restricted Stock while it is so held.  All other distributions paid with respect to such Restricted Stock shall be credited to Participants subject to the same restrictions on transferability and forfeitability as the Restricted Stock with respect to which they were paid and shall be paid to the Participant promptly after the full vesting of the Restricted Stock with respect to which such distributions were made.

Rights, if any, to Dividend Equivalents on Restricted Stock Units shall be established by the Committee at the time of grant and set forth in the Award Agreement.

8.8           Termination.  Each Restricted Stock/Restricted Stock Unit Award Agreement shall set forth the extent to which the Participant shall have the right to receive Restricted Stock and/or a Restricted Stock Unit payment following termination of the Participant's employment with the Company and its Subsidiaries.  Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all grants of Restricted Stock/Restricted Stock Units or among Participants and may reflect distinctions based on the reasons for termination.

Article 9.                      Performance Units and Performance Stock

9.1           Grant of Performance Units and Performance Stock.  Subject to the terms and conditions of the Plan, Performance Units and/or Performance Stock may be granted to an Eligible Employee at any time and from time to time, as shall be determined by the Committee.

The Committee shall have complete discretion in determining the number of Performance Units and/or shares of Performance Stock granted to each Eligible Employee (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such Awards.

9.2           Performance Unit/Performance Stock Award Agreement.  Each grant of Performance Units and/or Performance Stock shall be evidenced by a Performance Unit and/or Performance Stock Award Agreement that shall specify the number of Performance Units and/or shares of Performance Stock granted, the initial value (if applicable), the Performance Period, the performance goals and such other provisions as the Committee shall determine, including but not limited to any rights to Dividend Equivalents.

9.3           Value of Performance Units/Performance Stock.  Each Performance Unit shall have an initial value that is established by the Committee at the time of grant.  The value of a share of Performance Stock shall be equal to the Fair Market Value of a share of Stock.  The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Performance Stock that will be paid out to the Participants.

9.4           Earning of Performance Units/Performance Stock.  After the applicable Performance Period has ended, the Participant shall be entitled to receive a payout with respect to the Performance Units/Performance Stock earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

9.5           Form and Timing of Payment of Performance Units/Performance Stock.  Payment of earned Performance Units/Performance Stock shall be made following the close of the applicable Performance Period.  The Committee, in its sole discretion, may pay earned Performance Units/Performance Stock in cash or in Stock (or in a combination thereof), which has an aggregate Fair Market Value equal to the value of the earned Performance Units/Performance Stock at the close of the applicable Performance Period.  Such Stock may be granted subject to any restrictions deemed appropriate by the Committee.

9.6           Termination.  Each Performance Unit/Performance Stock Award Agreement shall set forth the extent to which the Participant shall have the right to receive a Performance Unit/Performance Stock payment following termination of the Participant's employment with the Company and its Subsidiaries during a Performance Period.  Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with

Participants, need not be uniform among all grants of Performance Units/Performance Stock or among Participants and may reflect distinctions based on reasons for termination.

9.7           Transferability.  Except as otherwise determined by the Committee, a Participant's rights with respect to Performance Units/Performance Stock granted under the Plan shall be available during the Participant's lifetime only to such Participant or the Participant's legal representative and Performance Units/Performance Stock may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

Article 10.                      Other Awards

The Committee shall have the right to grant other Awards which may include, without limitation, the grant of Stock based on attainment of performance goals established by the Committee, the payment of Stock in lieu of cash or cash based on attainment of performance goals established by the Committee and the payment of Stock in lieu of cash under other Company incentive or bonus programs.  Payment under or settlement of any such Awards shall be made in such manner and at such times as the Committee may determine.

Article 11.                      Rights of Participants

11.1           Termination. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment or other relationship with the Company or any Subsidiary at any time, for any reason or no reason in the Company's or the Subsidiary's sole discretion, nor confer upon any Participant any right to continue in the employ of, or otherwise in any relationship with, the Company or any Subsidiary.

11.2           Participation.  No Eligible Person shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive a future Award.

11.3           Limitation of Implied Rights.  Neither a Participant nor any other Person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including, without limitation, any specific funds, assets or other property which the Company or any Subsidiary, in their sole discretion, may set aside in anticipation of a liability under the Plan.  A Participant shall have only a contractual right to the Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary.  Nothing contained in the Plan shall constitute a guarantee that the assets of such companies shall be sufficient to pay any benefits to any Person.

Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any right as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

Article 12.                      Change in Control

The terms of this Article 12 shall immediately become operative, without further action or consent by any person or entity, upon a Change in Control, and once operative shall supersede and take control over any other provisions of this Plan.

Upon a Change in Control

(a)	Any and all Options and SARs granted hereunder shall become immediately vested and exercisable;

(b)
Any restriction periods and restrictions imposed on Restricted Stock or Restricted Stock Units shall be deemed to have expired; such Restricted Stock shall become immediately vested in full and Stock certificates shall be delivered to Participants, and such Restricted Stock Units shall be paid out in cash; and

(c)
The target payout opportunity attainable under all outstanding Awards of Performance Units and Performance Stock and any other Awards shall be deemed to have been fully earned for the entire Performance Period(s) as of the effective date of the Change in Control.  All Awards shall become immediately vested.  All Performance Stock and other Awards denominated in Stock shall be paid out in Stock, and all Performance Units and other Awards shall be paid out in cash.

Article 13.                      Amendment, Modification and Termination

13.1           Amendment, Modification and Termination.  The Board may, at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part.

13.2           Awards Previously Granted.  No termination, amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan without the written consent of the Participant holding such Award, unless such termination, modification or amendment is required by applicable law and except as otherwise provided herein.

Article 14.                      Withholding

14.1           Tax Withholding.  The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount (including any Stock withheld as provided below) sufficient to satisfy Federal, state and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to an Award made under the Plan.

14.2           Stock Withholding.  With respect to tax withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising out of or as a result of Awards granted hereunder, Participants may elect to satisfy the withholding requirement, in whole or in part, by tendering Stock held by the Participant or by having the Company withhold Stock having a Fair Market Value equal to the minimum statutory total tax which could be imposed on the transaction.  All elections shall be irrevocable, made in writing and signed by the Participant.

Article 15.                      Successors

All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise of all or substantially all of the business and/or assets of the Company.

Article 16.                      Legal Construction

16.1           Gender and Number.  Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular and the singular shall include the plural.

16.2           Severability.  In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

16.3           Requirements of Law.  The granting of Awards and the issuance of Stock under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

16.4           Governing Law.  To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with, and governed by, the laws of the State of Delaware, without regard to conflicts of law provisions.